Guggenheim Variable Funds Trust
702 King Farm Blvd., Suite 200
Rockville, Maryland 20850

Important Notice Regarding Change in Investment Policy

Supplement Dated August 27, 2019
to the currently effective Summary Prospectus, Prospectus and Statement of Additional Information dated May 1, 2019, as supplemented from time to time, for Series V (Mid Cap Value Series) (the “Series”)

This supplement provides updated information beyond that contained in the Summary Prospectus, Prospectus and Statement of Additional Information and should be read in conjunction with the Summary Prospectus, Prospectus and Statement of Additional Information.

At a meeting held on August 20-21, 2019, the Board of Trustees of Guggenheim Variable Funds Trust approved changing the Series’ name to “Series V (SMid Cap Value Series)” and corresponding changes to the description of the Series’ investment strategies. These changes will be effective November 11, 2019. These changes will not affect the Series’ investments or the manner in which the Series is managed.

The second sentence of the first paragraph of the section of the Summary Prospectus and Prospectus entitled “Principal Investment Strategies” is deleted and replaced with the following:

Although a universal definition of small- and mid-capitalization (i.e., SMid-capitalization) companies does not exist, the Series generally defines SMid-capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell 2500® Value Index, which is an unmanaged index measuring the performance of securities of small-to-mid cap U.S. companies with greater-than-average value orientation.

Please Retain This Supplement for Future Reference

SUMVTMCV-SUP-0819x0420